UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-01236

Deutsche DWS Market Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	9/30/2022

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

September 30, 2022
Semiannual Report
to Shareholders
DWS RREEF Real Assets Fund

Contents
4	Letter to Shareholders
5	Performance Summary
9	Portfolio Management Team
10	Consolidated Portfolio Summary
12	Consolidated Investment Portfolio
22	Consolidated Statement of Assets and Liabilities
24	Consolidated Statement of Operations
25	Consolidated Statements of Changes in Net Assets
26	Consolidated Financial Highlights
32	Notes to Consolidated Financial Statements
48	Information About Your Fund’s Expenses
50	Advisory Agreement Board Considerations and Fee Evaluation
55	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS RREEF Real Assets Fund

Stocks may decline in value. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. There are special risks associated with an investment in real estate, including REITS. These risks include credit risk, interest rate fluctuations and the impact of varied economic conditions. Companies in the infrastructure, transportation, energy and utility industries may be affected by a variety of factors, including, but not limited to, high interest costs, energy prices, high degrees of leverage, environmental and other government regulations, the level of government spending on infrastructure projects, intense competition and other factors. The Fund invests in commodity-linked derivatives which may subject the Fund to special risks. Market price movements or regulatory and economic changes will have a significant impact on the Fund’s performance. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.

DWS RREEF Real Assets Fund	|	3

Letter to Shareholders
Dear Shareholder:
Financial markets experienced several negative impacts which began in late February with the Russia-Ukraine war and have continued through the second quarter due to volatility in energy, a rise in inflation, pressure on supply chains, and slower corporate earnings growth. Global monetary authorities have moved aggressively to tame inflation which in turn has created a swift decline in equity and fixed income markets. The longer-term effects of these headwinds remain uncertain. De-globalization and a desire for energy independence across Europe and North America may continue to push prices upwards, and we expect inflation will remain higher than average over the next decade.
In periods such as this, real capital preservation becomes more challenging. Our portfolio managers continue to assess risks and form opinions on how these headwinds may impact investment portfolios over multiple time horizons. Yields for bonds can be impacted by economic risks, rising inflation, and slowing monetary support. We expect a moderate rise in government bond yields while short term spread widening may offer potential over the next year. For equities, we expect continued volatility in the short-term, however we do have a favorable view on companies with solid balance sheets and business models over a twelve-month horizon. We believe alternatives such as real estate, infrastructure and commodities may help in preserving capital given pricing power and correlation to inflation. Overall, we believe a diversified and balanced portfolio may help mitigate portfolio volatility during this uncertain economic and market cycle.
In our view, the current environment underscores the value add of active portfolio management. We also believe that the strong partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds. Thank you for your trust. We welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,

Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

4	|	DWS RREEF Real Assets Fund

Performance SummarySeptember 30, 2022 (Unaudited)

Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/22
Unadjusted for Sales Charge	–18.91%	–9.34%	5.25%	3.44%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–23.58%	–14.55%	4.01%	2.83%
MSCI World Index†	–21.37%	–19.63%	5.30%	8.11%
Bloomberg U.S. Treasury Inflation Notes Index†	–10.92%	–11.57%	1.95%	0.98%
Blended Index†	–18.84%	–8.92%	2.86%	3.09%

Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/22
Unadjusted for Sales Charge	–19.30%	–10.07%	4.44%	2.65%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–20.09%	–10.07%	4.44%	2.65%
MSCI World Index†	–21.37%	–19.63%	5.30%	8.11%
Bloomberg U.S. Treasury Inflation Notes Index†	–10.92%	–11.57%	1.95%	0.98%
Blended Index†	–18.84%	–8.92%	2.86%	3.09%

Class R	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/22
No Sales Charges	–19.06%	–9.66%	4.94%	3.20%
MSCI World Index†	–21.37%	–19.63%	5.30%	8.11%
Bloomberg U.S. Treasury Inflation Notes Index†	–10.92%	–11.57%	1.95%	0.98%
Blended Index†	–18.84%	–8.92%	2.86%	3.09%

Class R6	6-Month‡	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 9/30/22
No Sales Charges	–18.84%	–9.12%	5.52%	3.97%
MSCI World Index†	–21.37%	–19.63%	5.30%	5.92%
Bloomberg U.S. Treasury Inflation Notes Index†	–10.92%	–11.57%	1.95%	1.72%
Blended Index†	–18.84%	–8.92%	2.86%	2.38%

DWS RREEF Real Assets Fund	|	5

Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/22
No Sales Charges	–18.91%	–9.30%	5.39%	3.59%
MSCI World Index†	–21.37%	–19.63%	5.30%	8.11%
Bloomberg U.S. Treasury Inflation Notes Index†	–10.92%	–11.57%	1.95%	0.98%
Blended Index†	–18.84%	–8.92%	2.86%	3.09%

Institutional Class	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/22
No Sales Charges	–18.78%	–9.04%	5.55%	3.76%
MSCI World Index†	–21.37%	–19.63%	5.30%	8.11%
Bloomberg U.S. Treasury Inflation Notes Index†	–10.92%	–11.57%	1.95%	0.98%
Blended Index†	–18.84%	–8.92%	2.86%	3.09%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated August 1, 2022 are 1.29%, 2.02%, 1.67%, 0.91%, 1.12% and 1.00% for Class A, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
On April 26, 2016, the Fund’s investment strategy was changed and the Fund was restructured from a fund-of-funds (i.e., a fund investing primarily in other DWS funds) to a direct investment fund (i.e., a fund investing directly in securities and other investments). Performance would have been different if the Fund’s current investment strategy and structure had been in effect during the period prior to April 26, 2016.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

6	|	DWS RREEF Real Assets Fund

Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended September 30

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
The growth of $10,000 is cumulative.
Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	Class R6 shares commenced operations on November 28, 2014.

DWS RREEF Real Assets Fund	|	7

†
The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index representing large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.
The Bloomberg U.S. Treasury Inflation Notes Index includes all publicly issued
U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.
The Blended Index is composed of 30% in the Dow Jones Brookfield Infrastructure
Index, 30% in the FTSE EPRA/NAREIT Developed Index, 15% in the Bloomberg
Commodity Index, 15% in the S&P Global Natural Resources Index and 10% in the
Bloomberg U.S. Treasury Inflation Notes Index. Dow Jones Brookfield Infrastructure Index
measures the stock performance of companies worldwide whose primary business is the ownership and operation of (rather than service of) infrastructure assets. To be included in the indices, a company must have more than 70% of estimated cash flows
(based on publicly available information) derived from the following infrastructure sectors:
airports, toll roads, ports, communications, electricity transmission and distribution, oil and gas storage and transportation, water, and other sectors. FTSE EPRA/NAREIT
Developed Index is an unmanaged, market-weighted index designed to track the performance of listed real estate companies and REITS worldwide. Bloomberg
Commodity Index is an unmanaged index that tracks a diversified group of commodities and commodities futures contracts traded on both U.S. and London exchanges. S&P
Global Natural Resources Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across
3 primary commodity-related sectors: agribusiness, energy, and metals & mining.

‡	Total returns shown for periods less than one year are not annualized.

	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
9/30/22	$10.75	$10.65	$10.81	$10.69	$10.67	$10.68
3/31/22	$13.64	$13.54	$13.72	$13.55	$13.53	$13.54
Distribution Information as of 9/30/22
Income Dividends, Six Months	$.33	$.30	$.32	$.34	$.33	$.34

8	|	DWS RREEF Real Assets Fund

Portfolio Management Team
John W. Vojticek, Global Head of Liquid Real Assets
Portfolio Manager of the Fund. Began managing the Fund in 2015.
—Joined DWS in 2004; previously worked as Principal at KG Redding and Associates, March 2004–September 2004; and previously Managing Director of Deutsche Asset Management from 1996–March 2004.
—Head and Chief Investment Officer of Liquid Real Assets for DWS.
—BS in Business Administration, University of Southern California.
Francis X. Greywitt III, Head of Investment Strategy Liquid Real Assets
Portfolio Manager of the Fund. Began managing the Fund in 2016.
—Joined DWS in 2005; previously has worked as a REIT analyst with KeyBanc Capital Markets covering the office sector.
—Co-Head of Infrastructure Securities and Co-Lead Portfolio Manager: Chicago.
—Investment industry experience began in 1999.
—BBA, St. Bonaventure University; MBA, University of Chicago.
Evan Rudy, CFA, Head of Investment Strategy Liquid Real Assets
Portfolio Manager of the Fund. Began managing the Fund in 2016.
—Joined DWS in 2007; Previously, worked as an Analyst at the Townsend Group, a real estate consulting firm.
—Portfolio Analyst, Real Estate & Infrastructure Securities: Chicago.
—BS, Miami University.

DWS RREEF Real Assets Fund	|	9

Consolidated Portfolio Summary(Unaudited)
Asset Allocation (As a % of Net Assets)	9/30/22	3/31/22
Common Stocks
Infrastructure	38%	37%
Real Estate	24%	25%
Natural Resource Equities	10%	14%
Commodity Futures	13%	15%
Treasury Inflation Protected Securities	13%	9%
Cash Equivalents, U.S. Treasury Notes, Short-Term U.S. Treasury Obligations and Other Assets and Liabilities, net*	2%	0%
	100%	100%

*	Net of notional exposure to futures contracts

Sector Diversification (As a % of Common Stocks)	9/30/22	3/31/22
Real Estate	45%	42%
Utilities	20%	19%
Energy	13%	14%
Materials	10%	13%
Industrials	9%	10%
Communication Services	2%	1%
Consumer Staples	1%	1%
	100%	100%

Geographical Diversification (As a % of Common Stocks and Government & Agency Obligations)	9/30/22	3/31/22
United States	69%	66%
Canada	9%	8%
United Kingdom	4%	5%
Hong Kong	3%	2%
Japan	2%	2%
Spain	2%	3%
Australia	2%	2%
Singapore	2%	2%
France	1%	2%
Other	6%	8%
	100%	100%

10	|	DWS RREEF Real Assets Fund

Ten Largest Equity Holdings at September 30, 2022 (20.7% of Net Assets)	Country	Percent
1American Tower Corp.	United States	3.4%
Operator and developer of wireless communications and broadcast towers
2Sempra Energy	United States	2.5%
Provider of electric and natural gas products and services
3SBA Communications Corp.	United States	2.4%
Operator of wireless Communication Infrastructure
4Crown Castle, Inc.	United States	2.4%
Provider of wireless infrastructure
5Enbridge, Inc.	Canada	2.2%
Provider of energy transportation, distribution and related services
6Williams Companies, Inc.	United States	2.0%
Integrated natural gas company that produces, gathers, processes and transports natural gas
7Equinix, Inc.	United States	1.7%
Provider of technology-related real estate
8National Grid PLC	United Kingdom	1.5%
Provider of electricity and natural gas transmission services
9Ameren Corp.	United States	1.3%
Distributor of natural gas and electricity
10Atmos Energy Corp.	United States	1.3%
Distributor of natural gas to utility customers in several states
Consolidated portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s consolidated investment portfolio, see page 12. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 55 for contact information.

DWS RREEF Real Assets Fund	|	11

ConsolidatedInvestment Portfolioas of September 30, 2022 (Unaudited)

	Shares	Value ($)
Common Stocks 72.9%
Communication Services 1.5%
Diversified Telecommunication Services
Cellnex Telecom SA 144A	1,934,028	59,754,963
China Tower Corp. Ltd. “H” 144A	212,322,000	22,697,395
		82,452,358
Consumer Staples 0.7%
Food Products
Bunge Ltd.	351,986	29,063,484
Darling Ingredients, Inc.*	188,840	12,491,766
		41,555,250
Energy 9.7%
Oil, Gas & Consumable Fuels
Antero Resources Corp.*	362,567	11,069,171
Canadian Natural Resources Ltd.	248,035	11,545,698
Cheniere Energy, Inc.	415,622	68,955,846
Chevron Corp.	284,600	40,888,482
ConocoPhillips	169,580	17,354,817
Enbridge, Inc.	3,253,590	120,642,038
Gazprom PJSC (ADR)* (a)	1,013,306	0
Gibson Energy, Inc.	1,389,721	22,103,139
LUKOIL PJSC (a)	91,202	0
Marathon Petroleum Corp.	207,736	20,634,417
ONEOK, Inc.	673,400	34,505,016
Pembina Pipeline Corp.	1,176,100	35,725,309
Shell PLC	867,664	21,680,908
TotalEnergies SE (b)	464,120	21,778,810
Williams Companies, Inc.	3,941,283	112,838,932
		539,722,583
Industrials 6.5%
Commercial Services & Supplies 1.6%
Republic Services, Inc.	353,355	48,070,414
Waste Connections, Inc.	324,652	43,870,225
		91,940,639
The accompanying notes are an integral part of the consolidated financial statements.

12	|	DWS RREEF Real Assets Fund

	Shares	Value ($)
Construction & Engineering 1.1%
Ferrovial SA	1,894,985	43,017,604
Vinci SA	199,857	16,176,757
		59,194,361
Road & Rail 1.8%
Canadian National Railway Co.	614,245	66,335,881
Canadian Pacific Railway Ltd.	490,300	32,729,260
		99,065,141
Transportation Infrastructure 2.0%
Aena SME SA 144A*	67,402	6,984,375
Getlink SE	934,856	14,472,024
Grupo Aeroportuario del Pacifico SAB de CV (ADR)	190,890	24,201,034
Japan Airport Terminal Co., Ltd.*	277,542	11,599,124
Transurban Group (Units)	6,731,979	52,941,907
		110,198,464
Materials 7.0%
Chemicals 2.5%
Corteva, Inc.	1,035,438	59,175,282
Nutrien Ltd.	786,383	65,581,729
The Mosaic Co.	279,789	13,522,202
		138,279,213
Containers & Packaging 0.7%
Packaging Corp. of America	108,880	12,226,135
SIG Group AG	1,247,100	25,283,472
		37,509,607
Metals & Mining 3.2%
Agnico Eagle Mines Ltd.	529,298	22,362,060
Endeavour Mining PLC	702,090	12,950,558
First Quantum Minerals Ltd.	856,518	14,540,375
Glencore PLC	9,543,992	50,250,298
Norsk Hydro ASA	1,862,786	9,995,269
Rio Tinto Ltd.	242,042	14,411,142
Sumitomo Metal Mining Co., Ltd.	300,000	8,612,511
Teck Resources Ltd. “B” *	750,026	22,809,999
Vale SA (ADR)	1,648,191	21,953,904
		177,886,116
The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	13

	Shares	Value ($)
Paper & Forest Products 0.6%
Mondi PLC	840,900	12,931,575
Svenska Cellulosa AB SCA “B”	1,692,300	21,505,846
		34,437,421
Real Estate 32.8%
Equity Real Estate Investment Trusts (REITs) 29.6%
Activia Properties, Inc.	4,630	13,544,921
Agree Realty Corp.	982,022	66,365,047
American Homes 4 Rent “A”	1,217,709	39,953,032
American Tower Corp.	877,521	188,403,759
Apartment Income REIT Corp.	299,571	11,569,432
Apple Hospitality REIT, Inc.	37,736	530,568
AvalonBay Communities, Inc.	319,800	58,903,962
Big Yellow Group PLC	1,291,666	15,248,270
British Land Co. PLC	4,174,753	16,183,106
CapitaLand Integrated Commercial Trust	24,509,440	32,598,417
Crown Castle, Inc.	909,030	131,400,286
Dexus	1,852,400	9,189,172
Duke Realty Corp.	559,530	26,969,346
EastGroup Properties, Inc.	310,373	44,799,239
Equinix, Inc.	168,734	95,982,649
Equity LifeStyle Properties, Inc.	274,900	17,274,716
Essential Properties Realty Trust, Inc.	86,891	1,690,030
Frasers Logistics & Commercial Trust	31,792,500	27,173,739
Granite Real Estate Investment Trust	427,597	20,637,704
Healthcare Realty Trust, Inc.	1,306,178	27,233,811
Hulic Reit, Inc.	5,145	5,895,971
Industrial & Infrastructure Fund Investment Corp.	8,590	9,754,548
Inmobiliaria Colonial Socimi SA	1,797,701	8,687,287
Iron Mountain, Inc.	453,275	19,930,502
Kenedix Retail REIT Corp.	4,793	8,865,301
Kite Realty Group Trust	1,461,129	25,160,641
Klepierre SA	671,000	11,518,554
LaSalle Logiport REIT	10,668	11,944,025
Life Storage, Inc.	411,726	45,602,772
Link REIT	6,219,268	43,397,159
Mid-America Apartment Communities, Inc.	181,514	28,147,376
Mirvac Group	6,631,584	8,261,056
Prologis, Inc.	667,975	67,866,260
Public Storage	241,130	70,605,275
Realty Income Corp.	855,363	49,782,127
RioCan Real Estate Investment Trust	1,886,600	25,430,551
The accompanying notes are an integral part of the consolidated financial statements.

14	|	DWS RREEF Real Assets Fund

	Shares	Value ($)
Ryman Hospitality Properties, Inc.	390,813	28,759,929
Sabra Health Care REIT, Inc.	1,621,544	21,274,657
SBA Communications Corp.	463,196	131,848,741
Segro PLC	2,110,298	17,607,848
Shopping Centres Australasia Property Group	5,614,000	8,465,250
UNITE Group PLC	1,859,791	17,860,727
Ventas, Inc.	1,174,493	47,179,384
VICI Properties, Inc.	1,424,274	42,514,579
Weyerhaeuser Co.	503,742	14,386,871
WP Carey, Inc.	461,307	32,199,229
		1,648,597,826
Real Estate Management & Development 3.2%
Capitaland Investment Ltd.	15,475,200	37,218,661
Castellum AB (b)	1,025,126	11,506,906
CK Asset Holdings Ltd.	5,774,163	34,652,760
CTP NV 144A	910,700	9,421,495
Fastighets AB Balder “B” *	2,746,440	10,990,258
Mitsui Fudosan Co., Ltd.	1,026,400	19,539,534
Sun Hung Kai Properties Ltd.	2,885,100	31,560,417
Vonovia SE	473,884	10,235,989
Wharf Real Estate Investment Co., Ltd.	2,915,000	13,230,550
		178,356,570
Utilities 14.7%
Electric Utilities 2.7%
Edison International	185,433	10,491,799
Exelon Corp.	616,434	23,091,618
Orsted AS 144A	359,582	28,588,259
SSE PLC	629,500	10,652,321
Terna - Rete Elettrica Nazionale	9,747,931	59,452,791
Xcel Energy, Inc.	287,200	18,380,800
		150,657,588
Gas Utilities 3.4%
APA Group (Units)	3,665,117	22,325,047
Atmos Energy Corp.	713,490	72,668,957
China Resources Gas Group Ltd.	8,419,200	26,861,781
Hong Kong & China Gas Co., Ltd.	24,839,850	21,867,622
Toho Gas Co., Ltd.	856,700	17,058,885
Tokyo Gas Co., Ltd.	1,651,500	27,852,000
		188,634,292
Independent Power & Renewable Electricity Producers 0.4%
RWE AG	603,300	22,056,868
The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	15

	Shares	Value ($)
Multi-Utilities 7.3%
Ameren Corp.	903,663	72,790,055
CenterPoint Energy, Inc.	1,674,614	47,190,622
Consolidated Edison, Inc.	328,600	28,180,736
National Grid PLC	8,006,138	82,173,985
NiSource, Inc.	1,335,310	33,636,459
Sempra Energy	946,060	141,852,236
		405,824,093
Water Utilities 0.9%
American Water Works Co., Inc.	406,179	52,868,259
Total Common Stocks (Cost $4,581,825,437)		4,059,236,649

	Principal Amount ($)	Value ($)
Government & Agency Obligations 24.4%
U.S. Treasury Obligations
U.S. Treasury Inflation-Indexed Bonds:
0.375%, 7/15/2025	11,735,113	11,214,138
0.875%, 2/15/2047	25,949,547	20,345,307
1.375%, 2/15/2044	62,765,426	55,849,583
U.S. Treasury Inflation-Indexed Notes:
0.125%, 7/15/2031	53,696,925	46,818,580
0.25%, 1/15/2025	107,529,507	102,899,297
0.25%, 7/15/2029	68,331,560	61,613,179
0.375%, 1/15/2027	109,580,854	102,359,646
0.375%, 7/15/2027	83,087,190	77,518,564
0.5%, 4/15/2024	74,636,118	72,523,372
0.625%, 1/15/2026	104,618,651	99,857,685
0.875%, 1/15/2029	61,691,397	58,011,601
U.S. Treasury Notes:
0.125%, 1/31/2023	50,000,000	49,421,072
0.125%, 2/28/2023	42,500,000	41,864,160
0.125%, 5/31/2023	60,000,000	58,443,750
0.125%, 6/30/2023	57,500,000	55,828,906
0.125%, 8/31/2023	35,000,000	33,702,539
1.375%, 10/15/2022	25,315,300	25,304,193
1.375%, 9/30/2023	55,000,000	53,444,531
1.625%, 12/15/2022	33,277,000	33,176,919
1.625%, 4/30/2023	57,500,000	56,700,391
2.375%, 2/29/2024	45,000,000	43,811,719
2.5%, 8/15/2023	20,000,000	19,698,438
The accompanying notes are an integral part of the consolidated financial statements.

16	|	DWS RREEF Real Assets Fund

	Principal Amount ($)	Value ($)
2.5%, 1/31/2024	45,000,000	43,933,008
2.875%, 10/31/2023	70,000,000	68,944,532
2.875%, 11/30/2023	66,554,000	65,459,499
Total Government & Agency Obligations (Cost $1,461,452,651)		1,358,744,609

	Shares	Value ($)
Securities Lending Collateral 0.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 2.79% (c) (d) (Cost $12,039,834)	12,039,834	12,039,834
Cash Equivalents 1.7%
DWS Central Cash Management Government Fund, 2.84% (c) (Cost $96,006,279)	96,006,279	96,006,279

	% of Net Assets	Value ($)
Total Consolidated Investment Portfolio (Cost $6,151,324,201)	99.2	5,526,027,371
Other Assets and Liabilities, Net	0.8	44,886,268
Net Assets	100.0	5,570,913,639
A summary of the Fund’s transactions with affiliated investments during the period ended September 30, 2022 are as follows:
Value ($) at 3/31/2022	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 9/30/2022	Value ($) at 9/30/2022
Securities Lending Collateral 0.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 2.79% (c) (d)
69,740,451	—	57,700,617 (e)	—	—	123,004	—	12,039,834	12,039,834
Cash Equivalents 1.7%
DWS Central Cash Management Government Fund, 2.84% (c)
165,421,662	1,940,029,969	2,009,445,352	—	—	629,111	—	96,006,279	96,006,279
235,162,113	1,940,029,969	2,067,145,969	—	—	752,115	—	108,046,113	108,046,113

*	Non-income producing security.
The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	17

(a)	Investment was valued using significant unobservable inputs.
(b)
All or a portion of these securities were on loan. In addition, “Other Assets and
Liabilities, Net”  may include pending sales that are also on loan. The value of securities loaned at September 30, 2022 amounted to $12,116,410, which is 0.2% of net assets.

(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(d)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended September 30, 2022.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt
HRW: Hard Red Winter
LME: London Metal Exchange
PJSC: Public Joint Stock Company
RBOB: Reformulated Blendstock for Oxygenate Blending
ULSD: Ultra-Low Sulfur Diesel
WTI: West Texas Intermediate
At September 30, 2022, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Brent Crude Oil Futures	USD	11/30/2022	463	42,145,048	38,669,760	(3,475,288)
Copper Futures	USD	12/28/2022	303	26,278,664	25,849,688	(428,976)
Corn Futures	USD	12/14/2022	1,671	52,752,913	56,605,125	3,852,212
Cotton No. 2 Futures	USD	7/7/2023	387	19,033,658	15,534,180	(3,499,478)
Gasoline RBOB Futures	USD	10/31/2022	110	11,789,974	10,948,476	(841,498)
Gold 100 oz. Futures	USD	12/28/2022	680	120,506,337	113,696,000	(6,810,337)
Kansas City HRW Wheat Futures	USD	12/14/2022	722	30,431,052	35,793,150	5,362,098
Lean Hogs Futures	USD	12/14/2022	463	15,472,125	14,116,870	(1,355,255)
Live Cattle Futures	USD	12/30/2022	576	34,813,878	33,880,320	(933,558)
LME Nickel Futures	USD	11/14/2022	110	14,446,897	13,896,300	(550,597)
The accompanying notes are an integral part of the consolidated financial statements.

18	|	DWS RREEF Real Assets Fund

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
LME Primary Aluminium Futures	USD	11/14/2022	838	49,486,125	45,110,588	(4,375,537)
LME Zinc Futures	USD	11/14/2022	422	34,957,871	31,660,550	(3,297,321)
Low Sulfur Gas Oil Futures	USD	11/10/2022	132	13,200,239	12,431,100	(769,139)
Low Sulfur Gas Oil Futures	USD	1/12/2023	141	12,457,330	12,510,225	52,895
Natural Gas Futures	USD	12/28/2022	716	60,974,698	51,888,520	(9,086,178)
Natural Gas Futures	USD	10/27/2022	723	59,448,325	48,918,180	(10,530,145)
NY Harbor ULSD Futures	USD	10/31/2022	92	12,446,375	12,448,262	1,887
NY Harbor ULSD Futures	USD	12/30/2022	96	12,433,958	12,392,352	(41,606)
Silver Futures	USD	12/28/2022	239	22,593,261	22,751,605	158,344
Soybean Futures	USD	1/13/2023	448	31,759,987	30,811,200	(948,788)
Soybean Meal Futures	USD	12/14/2022	610	24,377,760	24,583,000	205,240
Soybean Oil Futures	USD	12/14/2022	568	25,343,460	20,979,648	(4,363,812)
Sugar No. 11 Futures	USD	2/28/2023	423	8,473,359	8,376,077	(97,282)
WTI Crude Future	USD	10/20/2022	275	25,439,754	21,859,750	(3,580,004)
WTI Crude Future	USD	12/20/2022	422	32,987,320	32,810,500	(176,820)
Total					748,521,426	(45,528,943)
At September 30, 2022, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
LME Nickel Futures	USD	11/14/2022	25	3,185,865	3,158,250	27,615
The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	19

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
LME Primary Aluminium Futures	USD	11/14/2022	90	4,890,219	4,844,813	45,406
LME Zinc Futures	USD	11/14/2022	49	3,801,917	3,676,225	125,692
Total					11,679,288	198,713
Currency Abbreviation(s)

USD	United States Dollar
For information on the Fund’s policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
The accompanying notes are an integral part of the consolidated financial statements.

20	|	DWS RREEF Real Assets Fund

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of September 30, 2022 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Consolidated Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)
Communication Services	$ —	$ 82,452,358	$—	$ 82,452,358
Consumer Staples	41,555,250	—	—	41,555,250
Energy	496,262,865	43,459,718	0	539,722,583
Industrials	215,206,814	145,191,791	—	360,398,605
Materials	245,122,244	142,990,113	—	388,112,357
Real Estate	1,382,402,475	444,551,921	—	1,826,954,396
Utilities	501,151,541	318,889,559	—	820,041,100
Government & Agency Obligations	—	1,358,744,609	—	1,358,744,609
Short-Term Investments (a)	108,046,113	—	—	108,046,113
Derivatives (b)
Futures Contracts	9,831,389	—	—	9,831,389
Total	$2,999,578,691	$2,536,280,069	$0	$5,535,858,760

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Futures Contracts	$ (55,161,619)	$ —	$—	$ (55,161,619)
Total	$(55,161,619)	$—	$—	$(55,161,619)

(a)	See Consolidated Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.
The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	21

Consolidated Statement of Assets and Liabilities
as of September 30, 2022 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $6,043,278,088) — including $12,116,410 of securities loaned	$ 5,417,981,258
Investment in DWS Government & Agency Securities Portfolio (cost $12,039,834)*	12,039,834
Investment in DWS Central Cash Management Government Fund (cost $96,006,279)	96,006,279
Cash	19,818
Foreign currency, at value (cost $6,375,125)	6,273,211
Deposit with broker for futures contracts	70,907,276
Receivable for investments sold	23,037,074
Receivable for Fund shares sold	12,227,280
Dividends receivable	8,784,995
Interest receivable	3,566,142
Foreign taxes recoverable	244,706
Other assets	142,572
Total assets	5,651,230,445
Liabilities
Payable upon return of securities loaned	12,039,834
Payable for investments purchased	36,606,499
Payable for Fund shares redeemed	21,608,240
Payable for variation margin on futures contracts	5,267,976
Accrued management fee	2,945,345
Accrued Trustees' fees	40,558
Other accrued expenses and payables	1,808,354
Total liabilities	80,316,806
Net assets, at value	$5,570,913,639
Net Assets Consist of
Distributable earnings (loss)	(1,133,175,902)
Paid-in capital	6,704,089,541
Net assets, at value	$5,570,913,639
*
Represents collateral on securities loaned.
The accompanying notes are an integral part of the consolidated financial statements.

22	|	DWS RREEF Real Assets Fund

Consolidated Statement of Assets and Liabilities
as of September 30, 2022 (Unaudited) (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($121,963,611 ÷ 11,340,306 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.75
Maximum offering price per share (100 ÷ 94.25 of $10.75)	$ 11.41
Class C
Net Asset Value, offering and redemption price
(subject to contingent deferred sales charge) per share
($23,533,267 ÷ 2,209,098 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 10.65
Class R
Net Asset Value, offering and redemption price per share ($2,393,265 ÷ 221,407 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.81
Class R6
Net Asset Value, offering and redemption price per share ($139,886,528 ÷ 13,089,893 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.69
Class S
Net Asset Value, offering and redemption price per share ($406,001,729 ÷ 38,049,126 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.67
Institutional Class
Net Asset Value, offering and redemption price per share ($4,877,135,239 ÷ 456,504,454 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.68
The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	23

Consolidated Statement of Operations
for the six months ended September 30, 2022 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $3,415,397)	$ 75,145,145
Interest (net of foreign taxes withheld of $79,886)	31,868,945
Income distributions — DWS Central Cash Management Government Fund	629,111
Securities lending income, net of borrower rebates	123,004
Total income	107,766,205
Expenses:
Management fee	23,235,963
Administration fee	2,930,614
Services to shareholders	3,136,260
Distribution and service fees	314,444
Custodian fee	98,773
Professional fees	115,666
Reports to shareholders	177,101
Registration fees	395,946
Trustees' fees and expenses	160,552
Other	97,878
Total expenses before expense reductions	30,663,197
Expense reductions	(2,717,796)
Total expenses after expense reductions	27,945,401
Net investment income	79,820,804
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(53,620,471)
Futures	(56,613,762)
Foreign currency	(430,835)
(110,665,068)
Change in net unrealized appreciation (depreciation) on:
Investments	(1,177,219,792)
Futures	(54,616,070)
Foreign currency	(254,973)
(1,232,090,835)
Net gain (loss)	(1,342,755,903)
Net increase (decrease) in net assets resulting from operations	$ (1,262,935,099)
The accompanying notes are an integral part of the consolidated financial statements.

24	|	DWS RREEF Real Assets Fund

Consolidated Statements of Changes in Net Assets
	Six Months Ended September 30, 2022	Year Ended March 31,
Increase (Decrease) in Net Assets	(Unaudited)	2022
Operations:
Net investment income	$ 79,820,804	$ 49,954,275
Net realized gain (loss)	(110,665,068)	191,351,257
Change in net unrealized appreciation (depreciation)	(1,232,090,835)	405,709,625
Net increase (decrease) in net assets resulting from operations	(1,262,935,099)	647,015,157
Distributions to shareholders:
Class A	(3,724,852)	(2,959,877)
Class T	(390)	(352)
Class C	(631,345)	(261,754)
Class R	(75,576)	(58,175)
Class R6	(3,404,243)	(2,227,839)
Class S	(11,383,983)	(7,982,238)
Institutional Class	(146,702,313)	(77,858,454)
Total distributions	(165,922,702)	(91,348,689)
Fund share transactions:
Proceeds from shares sold	2,343,154,238	4,018,528,707
Reinvestment of distributions	145,961,395	82,591,391
Payments for shares redeemed	(986,460,731)	(692,444,910)
Net increase (decrease) in net assets from Fund share transactions	1,502,654,902	3,408,675,188
Increase (decrease) in net assets	73,797,101	3,964,341,656
Net assets at beginning of period	5,497,116,538	1,532,774,882
Net assets at end of period	$5,570,913,639	$5,497,116,538

The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	25

Consolidated Financial Highlights
DWS RREEF Real Assets Fund — Class A
	Six Months Ended 9/30/22	Years Ended March 31,
	(Unaudited)	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$13.64	$11.50	$8.73	$10.05	$9.32	$8.88
Income (loss) from investment operations:
Net investment income[a]	.15	.15	.11	.15	.14	.12
Net realized and unrealized gain (loss)	(2.71)	2.29	2.80	(1.28)	.73	.47
Total from investment operations	(2.56)	2.44	2.91	(1.13)	.87	.59
Less distributions from:
Net investment income	(.33)	(.30)	(.14)	(.19)	(.14)	(.15)
Net asset value, end of period	$10.75	$13.64	$11.50	$8.73	$10.05	$9.32
Total Return (%)[b,c]	(18.91)*	21.49	33.59	(11.51)	9.49	6.63
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	122	147	92	70	72	94
Ratio of expenses before expense reductions (%)	1.27**	1.29	1.33	1.36	1.37	1.40
Ratio of expenses after expense reductions (%)	1.22**	1.22	1.22	1.22	1.22	1.22
Ratio of net investment income (%)	2.33**	1.15	1.07	1.48	1.42	1.32
Portfolio turnover rate (%)	38*	65	74	88	72	143

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the consolidated financial statements.

26	|	DWS RREEF Real Assets Fund

DWS RREEF Real Assets Fund — Class C
	Six Months Ended 9/30/22	Years Ended March 31,
	(Unaudited)	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$13.54	$11.42	$8.67	$9.97	$9.25	$8.82
Income (loss) from investment operations:
Net investment income[a]	.10	.05	.03	.08	.07	.05
Net realized and unrealized gain (loss)	(2.69)	2.27	2.78	(1.27)	.72	.46
Total from investment operations	(2.59)	2.32	2.81	(1.19)	.79	.51
Less distributions from:
Net investment income	(.30)	(.20)	(.06)	(.11)	(.07)	(.08)
Net asset value, end of period	$10.65	$13.54	$11.42	$8.67	$9.97	$9.25
Total Return (%)[b,c]	(19.30)*	20.53	32.58	(12.05)	8.62	5.80
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	24	12	16	29	47
Ratio of expenses before expense reductions (%)	2.01**	2.02	2.08	2.10	2.13	2.16
Ratio of expenses after expense reductions (%)	1.97**	1.97	1.97	1.97	1.97	1.97
Ratio of net investment income (%)	1.60**	.40	.28	.79	.69	.57
Portfolio turnover rate (%)	38*	65	74	88	72	143

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	27

DWS RREEF Real Assets Fund — Class R
	Six Months Ended 9/30/22	Years Ended March 31,
	(Unaudited)	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$13.72	$11.57	$8.79	$10.11	$9.38	$8.94
Income (loss) from investment operations:
Net investment income[a]	.13	.12	.08	.13	.11	.10
Net realized and unrealized gain (loss)	(2.72)	2.30	2.82	(1.28)	.74	.46
Total from investment operations	(2.59)	2.42	2.90	(1.15)	.85	.56
Less distributions from:
Net investment income	(.32)	(.27)	(.12)	(.17)	(.12)	(.12)
Net asset value, end of period	$10.81	$13.72	$11.57	$8.79	$10.11	$9.38
Total Return (%)[b]	(19.06)*	21.16	33.15	(11.65)	9.16	6.33
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	3	2	3	4
Ratio of expenses before expense reductions (%)	1.66**	1.67	1.71	1.75	1.75	1.82
Ratio of expenses after expense reductions (%)	1.47**	1.47	1.47	1.47	1.47	1.47
Ratio of net investment income (%)	2.08**	.93	.80	1.26	1.18	1.07
Portfolio turnover rate (%)	38*	65	74	88	72	143

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the consolidated financial statements.

28	|	DWS RREEF Real Assets Fund

DWS RREEF Real Assets Fund — Class R6
	Six Months Ended 9/30/22	Years Ended March 31,
	(Unaudited)	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$13.55	$11.42	$8.67	$9.97	$9.25	$8.82
Income (loss) from investment operations:
Net investment income[a]	.17	.18	.21	.17	.16	.14
Net realized and unrealized gain (loss)	(2.69)	2.29	2.71	(1.25)	.73	.46
Total from investment operations	(2.52)	2.47	2.92	(1.08)	.89	.60
Less distributions from:
Net investment income	(.34)	(.34)	(.17)	(.22)	(.17)	(.17)
Net asset value, end of period	$10.69	$13.55	$11.42	$8.67	$9.97	$9.25
Total Return (%)[b]	(18.84)*	21.92	33.94	(11.17)	9.74	6.85
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	140	117	37	4	1.31
Ratio of expenses before expense reductions (%)	.90**	.91	.95	1.00	1.06	1.13
Ratio of expenses after expense reductions (%)	.90**	.90	.93	.95	.95	.95
Ratio of net investment income (%)	2.67**	1.44	2.04	1.66	1.70	1.51
Portfolio turnover rate (%)	38*	65	74	88	72	143

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	29

DWS RREEF Real Assets Fund — Class S
	Six Months Ended 9/30/22	Years Ended March 31,
	(Unaudited)	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$13.53	$11.41	$8.66	$9.97	$9.24	$8.81
Income (loss) from investment operations:
Net investment income[a]	.15	.16	.12	.17	.15	.14
Net realized and unrealized gain (loss)	(2.68)	2.28	2.79	(1.27)	.74	.45
Total from investment operations	(2.53)	2.44	2.91	(1.10)	.89	.59
Less distributions from:
Net investment income	(.33)	(.32)	(.16)	(.21)	(.16)	(.16)
Net asset value, end of period	$10.67	$13.53	$11.41	$8.66	$9.97	$9.24
Total Return (%)[b]	(18.91)*	21.65	33.81	(11.38)	9.72	6.72
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	406	392	243	149	255	217
Ratio of expenses before expense reductions (%)	1.08**	1.12	1.16	1.17	1.16	1.24
Ratio of expenses after expense reductions (%)	1.07**	1.07	1.07	1.07	1.07	1.07
Ratio of net investment income (%)	2.49**	1.29	1.23	1.68	1.57	1.49
Portfolio turnover rate (%)	38*	65	74	88	72	143

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the consolidated financial statements.

30	|	DWS RREEF Real Assets Fund

DWS RREEF Real Assets Fund — Institutional Class
	Six Months Ended 9/30/22	Years Ended March 31,
	(Unaudited)	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$13.54	$11.42	$8.67	$9.97	$9.25	$8.82
Income (loss) from investment operations:
Net investment income[a]	.17	.19	.15	.17	.16	.15
Net realized and unrealized gain (loss)	(2.69)	2.27	2.77	(1.25)	.73	.45
Total from investment operations	(2.52)	2.46	2.92	(1.08)	.89	.60
Less distributions from:
Net investment income	(.34)	(.34)	(.17)	(.22)	(.17)	(.17)
Net asset value, end of period	$10.68	$13.54	$11.42	$8.67	$9.97	$9.25
Total Return (%)[b]	(18.78)*	21.83	33.94	(11.17)	9.74	6.84
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4,877	4,815	1,146	340	170	95
Ratio of expenses before expense reductions (%)	1.00**	1.00	1.03	1.07	1.07	1.12
Ratio of expenses after expense reductions (%)	.90**	.90	.94	.95	.95	.95
Ratio of net investment income (%)	2.67**	1.50	1.49	1.72	1.68	1.58
Portfolio turnover rate (%)	38*	65	74	88	72	143

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the consolidated financial statements.

DWS RREEF Real Assets Fund	|	31

Notes to Consolidated Financial Statements (Unaudited)
A.
Organization and Significant Accounting Policies
DWS RREEF Real Assets Fund (the “Fund” ) is a diversified series of Deutsche DWS Market Trust (the “Trust” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Massachusetts business trust.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class R shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain qualifying plans and programs. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards

32	|	DWS RREEF Real Assets Fund

Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.
Principles of Consolidation. The Fund invests indirectly in commodities markets through a wholly owned subsidiary, Cayman Real Assets Fund, Ltd., organized under the laws of the Cayman Islands (the “Subsidiary” ). The Fund and the Subsidiary are each a commodity pool and are subject to the requirements of the Commodity Exchange Act (“CEA” ), as amended, and the rules of the Commodity Futures Trading Commission (“CFTC” ) promulgated thereunder. DWS Investment Management Americas, Inc. (the “Advisor” ) acts as a commodity pool operator with respect to the operation of the Fund and the Subsidiary as commodity pools under and pursuant to the CEA. The Advisor, the Fund and the Subsidiary are subject to dual regulation by the CFTC and the Securities and Exchange Commission. Among other investments, the Subsidiary may invest in commodity-linked derivative instruments, including, but not limited to futures contracts, options and total return swaps. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary’s derivatives positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of September 30, 2022, the Fund’s investment in the Subsidiary was $737,104,522, representing 13% of the Fund’s total assets.
The Fund’s Investment Portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor” ) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee” ) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk).

DWS RREEF Real Assets Fund	|	33

Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs” ) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Debt securities are valued at prices supplied by independent pricing services approved by the Pricing Committee. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the

34	|	DWS RREEF Real Assets Fund

appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Consolidated Investment Portfolio.
Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended September 30, 2022, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.07% annualized effective rate as of September 30, 2022) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of September 30, 2022, the Fund had securities on loan, which were classified as common stocks in the Consolidated Investment Portfolio.

DWS RREEF Real Assets Fund	|	35

Due to the increased market values of securities on loan on September 30, 2022, the value of the related collateral was less than the value of securities on loan at period end. On the next business day, additional collateral was received, and the value of collateral exceeded the value of the securities on loan. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
Income from certain commodity-linked derivatives does not constitute “qualifying income”  to the Fund. Receipt of such income could cause the Fund to be subject to tax at the Fund level. The IRS has issued a private letter ruling to the Fund stating that such income earned through its wholly owned Subsidiary constitutes qualifying income. The Fund is required to increase its taxable income by its share of the Subsidiary’s income, including net gains from commodity-linked transactions. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income for future periods.
At March 31, 2022, the Fund had net tax basis capital loss carryforwards of approximately $211,300,000, including short-term losses ($51,097,000)

36	|	DWS RREEF Real Assets Fund

and long-term losses ($160,203,000). Such losses include $196,790,000 inherited from its mergers with affiliated funds, which may be applied against any realized net taxable capital gains indefinitely subject to certain limitations under Section 381–384 of the Internal Revenue Code.
At September 30, 2022, the aggregate cost of investments for federal income tax purposes was $6,222,689,361. The net unrealized depreciation for all investments based on tax cost was $696,661,990. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $933,402,754 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $1,630,064,744.
The Fund has reviewed the tax positions for the open tax years as of March 31, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s consolidated financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investment in the Subsidiary, investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
The tax character of current year distributions will be determined at the end of the current fiscal year.
Expenses.  Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

DWS RREEF Real Assets Fund	|	37

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a Real Estate Investment Trust (“REIT” ) investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.
B.
Derivative Instruments
A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended September 30, 2022, the Fund entered into commodity futures contracts to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities.
Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

38	|	DWS RREEF Real Assets Fund

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
A summary of the open futures contracts as of September 30, 2022, is included in a table following the Fund’s Consolidated Investment Portfolio. For the six months ended September 30, 2022, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $748,521,000 to $1,020,434,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $11,679,000 to $132,897,000.
The following tables summarize the value of the Fund’s derivative instruments held as of September 30, 2022 and the related location in the accompanying Consolidated Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Assets Derivative	Futures Contracts
Commodity Contracts (a)	$ 9,831,389
The above derivative is located in the following Consolidated Statement of Assets and Liabilities account:

(a)
Includes cumulative appreciation of futures contracts as disclosed in the Consolidated
Investment Portfolio. Unsettled variation margin is disclosed separately within the
Consolidated Statement of Assets and Liabilities.

Liability Derivative	Futures Contracts
Commodity Contracts (a)	$ (55,161,619)
The above derivative is located in the following Consolidated Statement of Assets and Liabilities account:

(a)
Includes cumulative depreciation of futures contracts as disclosed in the Consolidated
Investment Portfolio. Unsettled variation margin is disclosed separately within the
Consolidated Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended September 30, 2022 and the related location in the accompanying

DWS RREEF Real Assets Fund	|	39

Consolidated Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Commodity Contracts (a)	$ (56,613,762)
The above derivative is located in the following Consolidated Statement of Operations account:

(a)	Net realized gain (loss) from futures contracts

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Commodity Contracts (a)	$ (54,616,070)
The above derivative is located in the following Consolidated Statement of Operations account:

(a)	Change in net unrealized appreciation (depreciation) on futures contracts
C.
Purchases and Sales of Securities
During the six months ended September 30, 2022, purchases and sales of investment securities, excluding short-term investments, were as follows:
	Purchases	Sales
Non-U.S. Treasury Obligations	$2,752,090,334	$1,708,806,430
U.S. Treasury Obligations	$559,844,393	$455,967,354
D.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.
RREEF America L.L.C. (“RREEF” ), also an indirect, wholly owned subsidiary of DWS Group, is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund’s portfolio have been delegated to RREEF. DIMA compensates RREEF out of the management fee it receives from the Fund.
Prior to October 1, 2022, under the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee based on the

40	|	DWS RREEF Real Assets Fund

average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund’s average daily net assets	.800%
Next $1.5 billion of such net assets	.785%
Next $1.5 billion of such net assets	.775%
Over $3.5 billion of such net assets	.750%
Effective October 1, 2022, under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund’s average daily net assets	.800%
Next $1.5 billion of such net assets	.785%
Next $1.5 billion of such net assets	.775%
Next $3.0 billion of such net assets	.750%
Over $6.5 billion of such net assets	.725%
Accordingly, for the six months ended September 30, 2022, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.769% of the Fund’s average daily net assets.
For the period from April 1, 2022 through September 30, 2023, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.22%
Class C	1.97%
Class R	1.47%
Class R6	.90%
Class S	1.07%
Institutional Class	.90%

DWS RREEF Real Assets Fund	|	41

For the six months ended September 30, 2022, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 38,344
Class C	4,536
Class R	2,805
Class R6	2,357
Class S	27,805
Institutional Class	2,641,949
$ 2,717,796
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended September 30, 2022, the Administration Fee was $2,930,614, of which $489,813 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended September 30, 2022, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at September 30, 2022
Class A	$ 10,971	$ 3,700
Class T	13	4
Class C	699	276
Class R	183	80
Class R6	729	226
Class S	32,685	8,231
Institutional Class	2,478	631
	$ 47,758	$ 13,148
In addition, for the six months ended September 30, 2022, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Consolidated

42	|	DWS RREEF Real Assets Fund

Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$ 79,305
Class C	12,765
Class R	3,675
Class S	368,030
Institutional Class	2,605,286
$ 3,069,061
Distribution and Service Fees. Under the Fund’s Class C and R 12b-1 Plans, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the six months ended September 30, 2022, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at September 30, 2022
Class C	$ 97,099	$ 15,824
Class R	3,675	571
	$ 100,774	$ 16,395
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A, T, C and R shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended September 30, 2022, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at September 30, 2022	Annualized Rate
Class A	$ 177,646	$ 57,124.25%
Class T	11	9.15%
Class C	32,367	10,895.25%
Class R	3,646	1,212.25%
	$ 213,670	$ 69,240

DWS RREEF Real Assets Fund	|	43

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended September 30, 2022 aggregated $20,334.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the six months ended September 30, 2022, the CDSC for Class C shares aggregated $9,676. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the six months ended September 30, 2022, DDI received $6,641 for Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the six months ended September 30, 2022, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under “Reports to shareholders”  aggregated $915, of which $690 is unpaid.
Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended September 30, 2022, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $9,245.

44	|	DWS RREEF Real Assets Fund

E.
Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2022.
F.
Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Six Months Ended September 30, 2022		Year Ended March 31, 2022
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,474,700	$ 32,013,290	4,758,860	$ 60,137,335
Class C	665,361	8,473,957	1,169,248	14,675,406
Class R	43,188	559,447	53,952	705,802
Class R6	5,347,574	67,504,371	10,219,113	129,035,877
Class S	13,584,309	171,531,296	15,772,058	199,127,996
Institutional Class	162,556,355	2,063,071,877	287,887,311	3,614,846,291
		$ 2,343,154,238		$ 4,018,528,707
Shares issued to shareholders in reinvestment of distributions
Class A	285,507	$ 3,363,269	217,825	$ 2,727,779
Class T	33*	390*	28	352
Class C	40,299	471,097	16,142	200,515
Class R	6,378	75,576	4,624	58,175
Class R6	276,213	3,231,689	175,982	2,183,559
Class S	957,432	11,192,379	633,950	7,874,773
Institutional Class	10,917,621	127,626,995	5,592,061	69,546,238
		$ 145,961,395		$ 82,591,391

DWS RREEF Real Assets Fund	|	45

	Six Months Ended September 30, 2022		Year Ended March 31, 2022
	Shares	Dollars	Shares	Dollars
Shares redeemed
Class A	(2,159,132)	$ (26,839,007)	(2,225,265)	$ (28,457,169)
Class T	(1,221)*	(13,127)*	—	—
Class C	(241,512)	(2,930,367)	(522,868)	(6,539,317)
Class R	(47,106)	(563,600)	(73,315)	(939,566)
Class R6	(1,184,957)	(14,802,535)	(4,958,711)	(62,573,359)
Class S	(5,442,545)	(66,274,808)	(8,730,650)	(109,777,925)
Institutional Class	(72,516,595)	(875,037,287)	(38,333,453)	(484,157,574)
		$ (986,460,731)		$ (692,444,910)
Net increase (decrease)
Class A	601,075	$ 8,537,552	2,751,420	$ 34,407,945
Class T	(1,188)*	(12,737)*	28	352
Class C	464,148	6,014,687	662,522	8,336,604
Class R	2,460	71,423	(14,739)	(175,589)
Class R6	4,438,830	55,933,525	5,436,384	68,646,077
Class S	9,099,196	116,448,867	7,675,358	97,224,844
Institutional Class	100,957,381	1,315,661,585	255,145,919	3,200,234,955
		$ 1,502,654,902		$ 3,408,675,188

*	For the period from April 1, 2022 to September 30, 2022 (Class T liquidation date).
G.
Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to significant portions of the population remaining unvaccinated and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its

46	|	DWS RREEF Real Assets Fund

investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

DWS RREEF Real Assets Fund	|	47

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2022 to September 30, 2022).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000”  line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

48	|	DWS RREEF Real Assets Fund

Expenses and Value of a $1,000 Investment
for the six months ended September 30, 2022 (Unaudited)

Actual Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/22	$810.90	$807.00	$809.40	$811.60	$810.90	$812.20
Expenses Paid per $1,000*	$5.54	$8.92	$6.67	$4.09	$4.86	$4.09
Hypothetical 5% Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/22	$1,018.95	$1,015.19	$1,017.70	$1,020.56	$1,019.70	$1,020.56
Expenses Paid per $1,000*	$6.17	$9.95	$7.44	$4.56	$5.42	$4.56

*
Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R	Class R6	Class S	Institutional Class
DWS RREEF Real Assets Fund	1.22%	1.97%	1.47%	.90%	1.07%	.90%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

DWS RREEF Real Assets Fund	|	49

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS RREEF Real Assets Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) and sub-advisory agreement (the “Sub-Advisory Agreement”  and together with the Agreement, the “Agreements” ) between DIMA and RREEF America L.L.C. (“RREEF” ), an affiliate of DIMA, in September 2022.
In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:
—
During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant” ).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and RREEF are part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and

50	|	DWS RREEF Real Assets Fund

resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and RREEF’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisors, including RREEF. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2021, the Fund’s performance (Class A shares) was in the 1st quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2021.

DWS RREEF Real Assets Fund	|	51

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2021). The Board noted that, effective October 1, 2021, in connection with the 2021 contract renewal process, DIMA agreed to implement a new management fee breakpoint and that, effective October 1, 2022, DIMA agreed to implement an additional management fee breakpoint. With respect to the sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2021, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages an institutional account comparable to the Fund, but that DWS Group does not manage any comparable DWS Europe Funds. The Board took note of the differences in services provided to DWS Funds as compared to institutional accounts and that such differences made comparison difficult.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and RREEF.

52	|	DWS RREEF Real Assets Fund

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of

DWS RREEF Real Assets Fund	|	53

the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

54	|	DWS RREEF Real Assets Fund

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site
— sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.

Portfolio Holdings
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time.
Please see the Fund’s current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS RREEF Real Assets Fund	|	55

Investment Management
DWS Investment Management Americas, Inc. (“DIMA”  or the
“Advisor”  ), which is part of the DWS Group GmbH & Co. KGaA
(“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing
mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	AAAAX	AAAPX	AAASX	AAAZX
CUSIP Number	25159K 879	25159K 887	25159K 804	25159K 705
Fund Number	487	787	2087	1487

For shareholders of Class R and Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337
24-hour access to your retirement plan account.
Web Site	dws.com
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.
For More Information	(800) 728-3337
To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R	Class R6
Nasdaq Symbol	AAAQX	AAAVX
CUSIP Number	25159K 200	25159K 713
Fund Number	1587	1687

56	|	DWS RREEF Real Assets Fund

Notes

Notes

Notes

DRAF-3
(R-024413-12 11/22)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Real Assets Fund, a series of Deutsche DWS Market Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/29/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/29/2022

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	11/29/2022